UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 16, 2025
Date of Report (Date of earliest event reported)

Flotek Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13270	90-0023731
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5775 N. Sam Houston Parkway W., Suite 400, Houston, TX, 77086
(Address of principal executive office and zip code)

(713) 849-9911
(Registrant’s telephone number, including area code)

(Not applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Exchange on which registered
Common Stock, $0.0001 par value	FTK	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders
On May 16, 2025, Flotek Industries, Inc. (the “Company”) held its annual meeting of shareholders (the “Meeting”). At the Meeting, the Company’s shareholders: (1) elected all six director candidates, (2) approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, (3) ratified the appointment of KPMG, LLP as the Company’s independent auditor for 2025, (4) approved an amendment to the Flotek Industries, Inc. 2018 Long-Term Incentive Plan, and (5) approved amendments to the Flotek Industries, Inc. 2012 Employee Stock Purchase Plan.
A total of 25,803,763 shares of common stock of the Company attended the Meeting by proxy or in person, representing 86.5% of the Company’s outstanding common stock entitled to vote as of March 20, 2025, the record date. The results of the voting were as follows:
Item 1: Election of Directors.

Nominee	For	Against	Abstain	Broker Non-Votes
Harsha V. Agadi	22,279,747	290,714	3,704	3,229,598
Ryan G. Ezell	22,524,976	45,937	3,252	3,229,598
Evan R. Farber	22,285,371	269,309	19,485	3,229,598
Michael Fucci	22,456,605	94,537	23,023	3,229,598
Lisa Mayr	22,510,851	44,880	18,434	3,229,598
Matt D. Wilks	18,347,517	4,223,480	3,168	3,229,598
Item 2: Advisory vote to approve named executive officer compensation.

For	Against	Abstain	Broker Non-Votes
22,375,059	190,354	8,752	3,229,598
Item 3: Ratification of appointment of KPMG LLP as independent auditor for 2025.

For	Against	Abstain	Broker Non-Votes
10,640,478	87,954	15,075,331	N/A
Item 4: Approval of amendment to the Flotek Industries, Inc. 2018 Long-Term Incentive Plan.

For	Against	Abstain	Broker Non-Votes
22,279,142	287,070	7,953	3,229,598
Item 5: Approval of amendments to the Flotek Industries, Inc. 2012 Employee Stock Purchase Plan.

For	Against	Abstain	Broker Non-Votes
22,400,661	166,982	6,522	3,229,598

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOTEK INDUSTRIES, INC.
Date: May 16, 2025	/s/ Bond Clement
	Name:	Bond Clement
	Title:	Chief Financial Officer